Exhibit 10.14

MASTER AGREEMENT

THIS MASTER AGREEMENT (this "Master Agreement") is entered into as of June 24, 2011 ("Effective Date") by and among Tekmark Global Solutions, LLC, a New Jersey limited liability company with a place of business at 100 Metroplex Drive, Suite 102, Edison, New Jersey 08817 ("Tekmark"), MMDGenesis LLC, a New Jersey limited liability company with a place of business at 1100 First 'Avenue, Spring Lake, NJ 07762 ("MMD", and together with Tekmark, the "New Lenders") and Genesis Group Holdings, Inc., and its subsidiary Digital Comm Inc., a Florida corporation with a place of business at 2500 N. Military Trail, Suite 275, Boca Raton, Florida 33431 (collectively "Digital Comm"). Tekmark, MMD and Digital Comm may be referred to individually as Party and collectively as Parties.

WHEREAS, Digital Comm is, in the business of providing specialty construction and engineering services to the information technology industry utilizing full time and temporary staffing personnel; and

WHEREAS, Tekmark is in the business of providing temporary staffing and other support services to companies; and

WHEREAS, MMD is in the business of providing accounts receivable and other funding; and

WHEREAS, Digital Comm is desirous of having Tekmark, and Tekmark is willing to, provide selected payroll funding support and temporary staffing services to Digital Comm; and

WHEREAS, Digital Comm and Tekmark are desirous of having MMD provide selected funding to Digital Comm.

NOW THEREFORE, the Parties, for real and just consideration and intending to be legally bound, do hereby enter into this Master Agreement as set out herein and the Attachments set out below which are hereby incorporated by reference and made a part of this Master Agreement.

Attachment A — Payroll Support
Attachment B — Temporary Staffing
Attachment C — General Terms and Conditions

[Signatures appear on the following page]

	TEKMARK GLOBAL SOLUTIONS, LLC		GENESIS GROUP HOLDINGS, INC
	(Tekmark):		(Digital Comm):

By:	/s/Charles K. Miller	By:	/s/ Lawrence Sands
	(signature)		(signature)

	Charles K. Miller		Lawrence Sands
	(typed)		(typed)

Its:	CFO	Its:	Corporate Secretary
	(title)		(title)

Digital Comm Inc
(Digital Comm):

By:	/s/ Billy Caudell
(signature)

Billy Caudell
(typed)

Its:	President

	TEKMARK GLOBAL SOLUTIONS, LLC		GENESIS GROUP HOLDINGS, INC
	(Tekmark):		(Digital Comm):

By:	/s/Charles K. Miller	By:	/s/ Lawrence Sands
	(signature)		(signature)

	Charles K. Miller		Lawrence Sands
	(typed)		(typed)

Its:	CFO	Its:	Corporate Secretary
	(title)		(title)

Digital Comm Inc
(Digital Comm):

By:	/s/ Billy Caudell
(signature)

Billy Caudell
(typed)

Its:	President

ATTACHMENT A — PAYROLL FUNDING SUPPORT

1.Payroll Funding Support.

1.1    During the Term Digital Comm may, but shall not be obligated to, request payroll funding from Tekmark.

1.2    In order to submit a request for payroll funding Digital Comm must submit a funding request ("Funding Request") to Tekmark and MMD in writing.

1.3    Each Funding Request submitted by Digital Comm to Tekmark shall be irrevocable and binding on Digital Comm.

1.4   Each Funding Request shall:

1.4.1   State the amount of funding requested;

1.4.2   State the date on which Digital Comm requests the funding to be made (which date shall not be earlier than three (3) days after the date the Funding Request is submitted to Tekmark;

1.4.3   Certify that any amounts advanced by Tekmark pursuant to the Funding Request will be used by Digital Comm solely for purposes of funding Digital Comm's payroll obligations to its existing employees ("Existing Employees") who are performing specialty construction and engineering services ("Approved Services") for certain customers of Digital Comm that have been approved in advance in writing by Tekmark, in its sole discretion, as well as customers of Digital Comm for whom Tekmark is providing temporary staffing in accordance with Attachment B hereto ("Approved Customers").

1.5    Upon receipt of a Funding Request, Tekmark shall consider such request in good faith, but shall have no obligation to provide any funding pursuant to any Funding Request. Notwithstanding anything herein to the contrary, Tekmark shall have the right, in its sole and absolute discretion, to decide whether or not to advance funds in the amount, or any portion thereof, requested by Digital Comm.

1.6    If Tekmark refuses a Funding Request, Digital Comm may seek similar funding from any other source and Tekmark shall release any rights to those new accounts and receivables associated with that Funding Request (without releasing existing liens associated with prior Transferred Funds), so as to permit any alternative funding Digital Comm may obtain other than from Tekmark. It is understood and agreed that Tekmark's priority lien shall be strictly limited to those accounts and receivables associated with Transferred Funds as defined below.

1.7    To the extent that Tekmark provides funding to Digital Comm pursuant to a Funding Request:

1.7.1   Such funding shall be referred to as "Transferred Funds"; and

1.7.2   Digital Comm shall be obligated to repay the amount of the Transferred Funds to Tekmark in accordance with the terms of this Master Agreement and such obligation shall be evidenced by and subject to the terms of a Promissory Note in the form attached hereto as Exhibit A-2 ("Exhibit A-2") and shall be secured by a security interest in the assets of Digital Comm pursuant to a Security Agreement in the form attached hereto as Exhibit A-1 ("Exhibit A-1").

1.7.3   Tekmark shall transfer the Transferred Funds to the account of Digital Comm in accordance with mutually agreed upon procedures.

1.8    In no event shall the aggregate outstanding amount of Transferred Funds exceed Two Million Dollars ($2,000,000).

2. Responsibilities of Digital Comm,

2.1    Digital Comm shall:

2.1.1   On a weekly basis, present Tekmark and MMD with its payroll information for its wireless division, along with the related purchase orders, anticipated dates that invoices will be sent to Approved Customers, copies of invoices that have been sent to Approved Customers since the most recent Transferred Funds were provided to Digital Comm, proof of payment of all suppliers and any additional supporting documentation requested by Tekmark ("Payroll Information").

2.1.2   Promptly provide Tekmark and MMD with copies of (i) monthly financials, (ii) all board packages and (iii) responses to reasonable inquiries by Tekmark or MMD.

2.1.3   Only use the Transferred Funds to meet the payroll for which Payroll Information was relied upon by Tekmark in making its decision to advance the Transferred Funds (as defined in Section 1.7 above).

2.1.4   Comply with all federal, local and state laws and regulations that apply to its employment relationship with the Existing Employees including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Immigration Reform and Control Act of 1986, the Fair Labor Standards Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Existing Employees Benefit Protection Act, the National Labor Relations Act, and the Occupational Safety and Health Act.

2.1.5   Digital Comm is responsible for compliance with all workers compensation laws and regulations and claims thereunder of all Existing Employees and Digital Comm shall indemnify and hold Tekmark and MMD harmless from all costs, expenses (including attorneys fees) and damages Tekmark or MMD incurs because of such claims.

2.1.6   Execute all documents which may be required by Tekmark or MMD in order for Tekmark and MMD to perform their responsibilities under this Master Agreement.

2.1.7   Instruct its Approved Customers, in a manner that is acceptable to Tekmark and MMD, to send its payment to a Lockbox (as defined below) so that Tekmark and/or MMD will receive said payments rather than Digital Comm.

2.1.8   Maintain during the Term, at Digital Comm's expense, a lockbox arrangement, as set forth in the Deposit Account Control Agreement that is attached hereto as Attachment A, Exhibit A-4 ("Lockbox.") and strictly comply with the terms and conditions set. forth therein. Tekmark is hereby authorized to pay MMD all interest and principal owed to MMD out of the Lockbox.

2.1.9   Promptly notify MMD and Tekmark of all upcoming board meetings no later than when the Company's board members are notified and grant MMD and Tekmark board visitation rights at all times and, upon request at any time, take any and all such action as Tekmark or MMD deem necessary or desirable in order for MMD to elect a director to Digital Comm's board of directors in its sole discretion.

3. Tekmark Responsibilities.

3.1   Tekmark shall:

3.1.1   On a weekly basis review the Payroll Information and determine whether Tekmark is willing to fund the payroll for that particular week.

3.1.2   If Digital Comm requests and if Tekmark decides, in its sole discretion, that funding is to occur, then Tekmark will advance the funds to Digital Comm by sending the Transferred Funds to the account of Digital Comm in accordance with mutually agreed upon procedures.

3.1.3   Maintain books and records regarding payroll, Transferred Funds and monies disbursed in accordance with the terms hereof.

4. AUTHORIZATION TO ACCEPT PAYMENTS.

4.1   Digital Comm hereby authorizes Tekmark to receive and accept payment from Approved Customers for invoices sent to said Approved Customers by Digital Comm and to process, remit and withhold and/or deduct Transferred Funds and Fees from said payment amounts in accordance with the terms and conditions of this Master Agreement.

5. FEES AND RECEIPT OF FUNDS.

5.1   As payment for providing the Transferred Funds to Digital Comm as set forth herein, Digital Comm shall pay to Tekmark six percent (6%) of the Transferred Funds provided said amount is collected by Tekmark from Approved Customers within thirty (30) calendar days of the Transferred Funds being originally transferred to Digital Comm ("On-Time Fee"). Any Transferred Funds that are outstanding for more than thirty (30) calendar days will result in Tekmark being entitled to deduct an additional two and one-half percent (2.5%) for each thirty (30) calendar day period, or each portion thereof on a pro rata basis, that any Transferred Funds are not repaid ("Extended Payrnent Fee"). By way of example, if Transferred Funds are not received by Tekmark for seventy (70) days, then Tekmark's fee will be nine and 33/100 percent (9.33%) of the Transferred Funds, which is 6% for the first 30 days, 2.5% for the second 30 day period and 0.83% for the partial 30 day period of 10 days. (On-Time Fee and Extended Payment Fee may be collectively referred to as "Fee(s)"). The Parties understand and agree that if under any applicable law the Fees set forth herein are considered to be interest, then the applicable rate shall be as forth herein or the maximum rate allowed by law, whichever is less.

5.2   As payments from Digital Comm Approved Customers are collected ("Receipts") in accordance with Section 4.0 above, Tekmark will:

5.2.1   First, deduct for its own account and the account of MMD the total amount of Fees that are due and owing;

5.2.2   Second, deduct for its own account and the account of MMD the total amount of Transferred Funds that have not been previously paid;

5.2.3   Third, remit the remaining balance of the Receipts within (2) business days to UTA Capital, LLC.("UTA"), in accordance with instructions from UTA.

5.3   MMD has extended a line of credit to Digital Comm in the amount of One Million Dollars ($1,000,000.00) ("Line Of Credit"). Digital Comm shall maintain the Line Of Credit during the Term of this Agreement and the unused and available amount of the Line Of Credit will, during the Tenn of this Agreement, be available to pay Tekmark for all Fees and Transferred Funds that are owed to Tekmark and are unpaid within sixty (60) days of the date of the related Approved Customer invoice upon which the Transferred Funds were made available to Digital Comm by Tekmark ("Transferred Funds A/R") plus any account receivable that is owed by an Approved Customer of Digital Comm, and therefore owed by Digital Comm to Tekmark, for temporary staffing services, as set out in Attachment B, that has not been paid in 60 days ("Temporary Staffing AIR"). Such payment will be made as follows:

5.3.1   Tekmark shall have the option to make a written demand for payment to MMD, with a copy to Digital Comm, for payment of the Transferred Funds A/R and/or the Temporary Staffing A/R that is owed to Tekmark ("Demand"). MMD shall render payment to Tekmark for the amount set out in the Demand within five (5) business days from receipt thereof in accordance with instructions from Tekmark and Digital Comm hereby authorizes and covenants to assist, co-operate and do anything necessary to enable said payment to Tekmark by MMD to occur. Tekmark shall have the right to exercise such option to demand payment any time and as often as there are Transferred Funds A/Rs and/or Temporary Staffing A/Rs.

5.4   Any balance outstanding to MMD ("MMD Balance") for more than thirty (30) calendar days will result in MMD being entitled to deduct an additional two and one-half percent (2.5%) for each thirty (30) calendar day period or each portion thereof, on a pro rata basis, that any MMD Balance is not repaid ("MMD Extended Payment Fee"). By way of example, if MMD Balance is not received by MMD for seventy (70) days, then MMD's fee will be five and 83/100 percent (5.83%) of the MMD Balance, which is 2.5% for the first 30 days, 2.5% for the second 30 day period and 0.83% for the partial 30 day period of 10 days (MMD On-Time Fee and MMD Extended Payment Fee may be collectively referred to as "MMD Fee(s)"). The Parties understand and agree that if under any applicable law the MMD Fees set forth herein are considered to be interest, then the applicable rate shall be as forth herein or the maximum rate allowed by law, whichever is less.

5.5   Digital Comm shall reimburse Tekmark and MMD for the actual and reasonable legal fees Tekmark and MMD have incurred directly or indirectly in connection with the preparation and negotiation of documents set out in or related to this Master Agreement. ("Reimbursed Amount"). It is understood and agreed that the Reimbursed Amount shall be considered to be Transferred Funds and provisions in this Master Agreement that apply to Transferred Funds shall govern the treatment of the Reimbursed Amount.

6. MAXIMUM AMOUNT OF TRANSFERRED FUNDS.

6.1   At no time will the cumulative amount of Transferred Funds A/Rs and the Temporary Staffing A/Rs exceed Two Million dollars ($2,000,000.00), which is made up of $750,000.00 of Transferred Funds A/Rs and up to $1,250,000.00 of Temporary Staffing A/Rs, which amount shall be evidenced by and subject to the Promissory note which is attached hereto as Exhibit A-2 ("Exhibit A-2") and Exhibit A-1 (Security Agreement).

6.2   Notwithstanding anything to the contrary contained herein, MMD will be under no obligation at any time to lend to Digital Comm any amount greater than $1,000,000.00 (one million dollars).

7. SECURITY INTEREST IN COLLATERAL.

7.1   Digital Comm hereby grants to Tekmark and MMD a security interest in the Collateral including without limitation, Digital Comm's accounts receivables related to Approved Services as set out in Exhibit A-1 and in a Security Agreement between MMD and Digital Comm dated on or about the date hereof. Tekmark and MMD will also file a Form UCC1, perfecting the security interest in the Collateral (as defined in Exhibit A-1, to the extent that either Tekmark or MMD determines that such filing is appropriate to perfect their security interest in the Collateral. In the event of a breach of this Master Agreement or any monetary default by Digital Comm, Tekmark and MMD may exercise all of its rights, including, without limitation, its rights to foreclose upon the Collateral. Access to those "self-help" remedies shall not limit such other or further rights Tekmark or MMD may have hereunder or at law to enforce any of its rights or other remedies with respect to a particular circumstance.

8. SUPERVISION AND SAFETY OF EXISTING EMPLOYEES.

8.1   Digital Comm and/or its customer shall make all employment decisions regarding the Existing Employees, including but not limited to, all decisions relating to the hiring and termination of the Existing Employees. Digital Comm and/or its customers are solely responsible for the supervision, direction and control of the means, methods and manner of all work performed by Existing Employees and for the review and approval of the Existing Employees ongoing and final work product, in accordance with Digital Comm's and/or its Customer's requirements. Tekmark assumes no responsibility for exercising any direction, control, or supervision over the Existing Employees and Digital Comm shall require its customers to, absolve Tekmark of any such responsibility.

8.2   Digital Comm understands and agrees that Tekmark assumes no liability for any claim or cause of action by Digital Comm or its customers arising from Existing Employees' access to personal property or valuables of Digital Comm or its customers. Digital Comm further understands and agrees that Tekmark assumes no liability for loss or damage caused by operation of a vehicle by an Existing Employee. Prior to authorizing or allowing any Existing Employee to operate a vehicle in connection with their job assignment, Digital Comm will conduct a DMV check and confirm that the Existing Employees have automobile insurance and Tekmark shall be added as an additional named insured under the policy. Digital Comm shall undertake all necessary preliminary investigations, as permitted by law, and shall not thereafter knowingly place any Existing Employee who had a prior DUI conviction or is not medically authorized to drive, on any assignment or in any staff position which requires operation of a motor vehicle.

8.3   Digital Comm assumes full responsibility for providing all Existing Employees with a workplace that complies with all applicable health and safety requirements. Digital Comm will not request or permit any Existing Employee to perform work involving any dangerous conditions or unusual risk of bodily injury; nor will Digital Comm, or its Customer, request or permit any Existing Employee to engage in any unsafe or illegal actions.

8.4   Digital Comm warrants that it is in compliance with and covenants that it will continue to comply with, all applicable local, state and federal laws, rules and regulations, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Immigration Reform and Control Act of 1986, the Fair Labor Standards Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Existing Employees Benefit Protection Act, the National Labor Relations Act, and the Occupational Safety and Health Act, that are applicable to Digital Comm in connection with the employment of Existing Employees. Digital Comm agrees to cooperate fully with Tekmark so that Tekmark may comply with all applicable local, state and federal laws in connection with its obligations under this Master Agreement.

9. INDEMNIFICATION.

9.1   Digital Comm agrees to indemnify, defend, and hold harmless Tekmark and MMD and their affiliates and their respective members, officers, directors, employees, agents, parent, subsidiaries and other affiliates ("Indemnified Parties") from and against any and all claims, actions or demands and any loss, liability, cost, expense, penalty, damages and settlement amounts (collectively "Claims") suffered by an Indemnified Party, including but not limited to reasonable attorneys' fees and costs, in connection with any claim, action or demand arising out of, connected with, related to or resulting from (1) Digital Comm's failure to perform its obligations under this Master Agreement, (2) the negligence, misrepresentation, error or omission on the part of Digital Comm or its representatives; (3) any breach by Digital Comm of a representation, warranty or covenant hereunder or applicable laws in connection with Digital Comm's employment of Existing Employees, including without limitation acts and/or omissions on the part of Digital Comm or its representatives in connection with the immigration and 1-9 procedure for the registration of legally authorized Existing Employees, (4) all claims, losses or damages that may arise out of or resulting from the acts and/or omissions of Existing Employees while on assignment to a Customer, or (5) Tekmark's performance of its payroll funding services as set forth in this Master Agreement.

9.1.1   Digital Comm's Indemnity obligations under this Master Agreement are without monetary limit and include all reasonable attorneys' fees, court costs, out-of-pocket expenses, and damages including, but not limited to compensatory and punitive damages.

9.1.2   Neither Tekmark nor MMD will be obligated to defend, indemnify or hold harmless Digital Comm and neither Tekmark nor MMD shall be responsible for exemplary or punitive damages.

10. LIMITATION OF LIABILITY.

10.1   In no event will Tekmark be liable for the cost of substitute Payroll Support services, any special, consequential, incidental or indirect damages, however caused, whether or not related to or arising out of this Master Agreement, regardless of the form of action, whether for breach of contract, tort, or otherwise (including, without limitation, damages based on loss of profits, data, files, or business opportunity), and whether or not Tekmark has been advised of the possibility of such damages. This limitation will apply notwithstanding any failure of essential purpose of any limited remedy provided herein.

10.2   In no event will Tekmark's or MMD's aggregate liability to Digital Comm for all claims, whether in contract, tort, negligence or any other theory of liability, exceed the total fees charged by, or total amounts paid to, Tekmark or MMD under this Master Agreement during the three (3)-months prior to the incident giving rise to such claim, or if this Master Agreement has been in effect for less than three (3) months, the amount payable during time period, annualized for three (3) months.

[Signatures appear on the following page]

	TEKMARK GLOBAL SOLUTIONS, LLC		GENESIS GROUP HOLDINGS, INC

By:	/s/Charles K. Miller	By:	/s/ Lawrence Sands
	(signature)		(signature)

	Charles K. Miller		Lawrence Sands
	(typed)		(typed)

Its:	CFO	Its:	Corporate Secretary
	(title)		(title)

	MMDGenesis LLC		Digital Comm Inc

By:	/s/Mark E. Munro	By:	/s/ Billy Caudell
	(signature)		(signature)

	Mark E. Munro		Billy Caudell
	(typed)		(typed)

Its:	Managing Member	Its:	President
	(title)		(title)

(Signature page to Master Agreement)

	TEKMARK GLOBAL SOLUTIONS, LLC		GENESIS GROUP HOLDINGS, INC

By:	/s/Charles K. Miller	By:	/s/ Lawrence Sands
Name:	Charles K. Miller	Name:	Lawrence Sands
Title:	CFO	Title:	Corporate Secretary

	MMDGenesis LLC		Digital Comm Inc

By:	/s/Mark E. Munro	By:	/s/ Billy Caudell
Name:	Mark E. Munro	Name:	Billy Caudell
Title:	Managing Member	Title:	President

(Signature page to Master Agreement)

ATTACHMENT A, EXHIBIT A-2 — PROMISSORY NOTE

PROMISSORY NOTE

June 24, 2011

$2,000,000.00

FOR VALUE RECEIVED, and intending to be legally bound hereby, Genesis Group Holdings, Inc., and Digital Comm Inc., its subsidiary, a Florida corporation with a place of business at 2500 N. Military Trail, Suite 275, Boca Raton, Florida 33431 ("the "Maker"), unconditionally promises to pay to the order of Tekmark Global Solutions, LLC, a New Jersey limited liability company with an address 100 Metroplex Drive, Suite 102, Edison, New Jersey 08817 (the "Holder"), the principal amount of up to TWO MILLION DOLLARS AND ZERO CENTS ($2,000,000.00), which amount is due and owing to Holder by Maker as a result of the Master Agreement between Maker by Holder of even date hereof (the "Master Agreement"), together with any unpaid costs and expenses payable hereunder, in accordance with the terms set forth in this Promissory Note (including all renewals, extensions, or modifications hereof, the "Note").

1. PAYMENT.

1.1   Payment of this Promissory Note shall be as set forth in the Master Agreement, which is incorporated by reference and made a part of this Promissory Note, Section 5 (Fees).

2. PREPAYMENT. This Promissory Note may be prepaid in full at any time or in part from time to time, together with accrued and unpaid interest, to the date of such prepayment, without premium or penalty.

3. ATTORNEYS' FEES AND OTHER COSTS. The Maker shall pay all of the Holder's reasonable expenses incurred to enforce or collect any of the obligations, including, without limitation, reasonable attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration or administrative proceeding, or in any appellate or bankruptcy proceeding.

4. NO USURY. Holder and Maker intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts called for under this Promissory Note, then it is Maker's and Holder's express intention that such excess amount shall be immediately credited to the principal balance of this Promissory Note (or, if this Promissory Note has been fully paid, refunded by Holder to Maker), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Promissory Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Promissory Note. Any such crediting or refund shall not cure or waive any default by Maker under this Promissory Note.

5. DEFAULT. The Maker shall be in default under this Promissory Note upon the occurrence of any of the following events (each, an "Event of Default"):

5.1   Failure to make any payment required under this Promissory Note within five (5) days of the indicated date or on the due date thereof, as the case may be;

5.2   Failure of Holder to receive payments as set out in Section 5 of the Master Agreement (Fees And Receipt Of Funds);

5.3   The unpaid and outstanding balance of money owed by Maker to Holder as a result of the Master Agreement, which amount shall include but not be limited to Transferred Funds, accounts receivables for Temporary Staffing and associated Fees ("Outstanding Balance"), exceeds the amount of this Promissory Note ($2,000,000.00) and the difference between the Outstanding Balance and the amount of this Promissory Note has not been paid to Holder by Maker within three (3) business days of Maker receiving a demand from Holder for payment of said amount;

5.4   Any payments that are due from Approved Customers or for temporary staffing are not paid within one-hundred twenty (120) days, even if Holder has put the account receivable to Munro in accordance with the Master Agreement;

5.5   Maker (i) applies for or consents to the appointment of a receiver, trustee or liquidator, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment or arrangement for the benefit of creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (iv) performs any other act of bankruptcy, or (v) files an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization or insolvency proceeding; or

5.6   Entry of an order, judgment or decree by any court of competent jurisdiction adjudicating Maker a judgment debtor or declaring Maker insolvent or approving a receiver, trustee or liquidator of Maker or of all or a substantial part of its assets, or otherwise commences with respect to Maker or any of her assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of thirty (30) consecutive days after the expiration of any stay thereof.

5.7   Any representation, warranty or covenant of Maker under this Note, the Master Agreement, the Security Agreement, or any other document or certificate executed in connection herewith or therewith is or becomes, false, misleading or incorrect in any respect.

6.REMEDIES. Upon the occurrence of an Event of Default, the Holder may at any time thereafter, take any one or more of the following actions:

6.1   Acceleration. Upon the happening of any Event of Default, or on the Maturity Date, the entire amount of Transferred Funds, Fees, principal, amount owing for Temporary Staffing and any other sums due under this Promissory Note (collectively, the "Obligations") shall become due and payable immediately, and the rate of interest on the unpaid principal balance of the Promissory Note shall be at the rate of five percent (5%) per annum (the "Default Rate"). Maker acknowledges that: (i) such interest is a material inducement to Holder to make the Promissory Note; (ii) Holder would not have made the Promissory Note in the absence of the agreement of the Maker to pay such interest; (iii) such interest represents compensation for increased risk to Holder that the Promissory Note will not be repaid; and (iv) such interest is not a penalty and represents a reasonable estimate of (a) the cost to Holder in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the Promissory Note and (b) compensation to Holder for losses that are difficult to ascertain. It is understood and agreed that if under any applicable law the amounts set forth herein are considered to be interest, then the applicable rate shall be as forth herein or the maximum rate allowed by law, whichever is less.

6.2   All remedies of Holder provided for herein are cumulative and shall be in addition to all other rights or remedies including, without limitations, the rights of Holder under the Master Agreement or applicable law.

6.3   Holder does not give up its rights upon an Event of Default as a result of any delay in declaring or failing to declare a default or an Event of Default.

6.4   File a lawsuit to enforce the Obligations due under this Promissory Note and/or the Master Agreement.

7. WAIVERS AND AMENDMENTS. Holder is not required to do any of the following before enforcing its rights under this Promissory Note:

7.1   Demand payment of amounts due;

7.2   Give notice that amounts due have not been paid; or

7.3   Obtain an official certificate of non-payment.

7.4   No waivers, amendments or modifications of this Promissory Note shall be valid unless in writing and signed by an authorized representative of the Holder. No waiver by the Holder of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion. Neither the failure nor any delay on the part of the Holder in exercising any right, power or remedy under this Promissory Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

7.5   Maker waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, Maker agrees that the Holder may extend, modify or renew this Promissory Note or make a novation of the indebtedness evidenced by this Promissory Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Promissory Note, or with respect to any Maker or any person liable under this Promissory Note, all without notice to or consent of any Maker or any person liable under this Promissory Note and without affecting the liability of the Maker or any person who may be liable under this Promissory Note.

8. SECURITY INTEREST.

8.1   The obligations of Maker under this Promissory Note are secured by the security interest granted to Holder by the Maker in the Collateral as evidenced by the Security Agreement between the parties dated June 24, 2011. Capitalized terms used in this Promissory Note are as defined in the Security Agreement, Master Agreement or as otherwise defined in the text of this Promissory Note.

9. NOTICES.

9.1   Any report, demand, notice or other communication required or permitted to be given hereunder (other than service of process) shall be in writing, and shall be delivered personally, shall be delivered by a recognized overnight national carrier service (such as Federal Express) for next business day delivery, or shall be sent by certified or registered mail, return receipt requested, first-class postage prepaid to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the other):

To Holder:                 Tekmark Global Solutions, LLC

Attn: Mr. Charles K. Miller
100 Metroplex Drive, Suite 102
Edison, NJ 08817

Copy to:Duane Morris, LLP
Attn: Mr. Robert M. Conway 30 South 17th Street
Philadelphia, PA 19103-4196

To Maker:Genesis Group Holdings, Inc.

Digital Comm Inc.
Attn: Lawrence Sands
Senior Vice President and Corporate Secretary
2500 N. Military Trail, Suite 275
Boca Raton, Florida 33431

Copy to:

9.2   Any notice delivered to a party's designated address by (a) personal delivery, (b) recognized overnight national courier service, or (c) registered or certified mail, return receipt requested, shall be deemed to have been received by such party at the time the notice is delivered to such party's designated address. Confirmation by the courier delivering any notice given pursuant to this Section shall be conclusive evidence of receipt of such notice. Each party hereby agrees that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, receipt of the same upon request by any other party and that any notice rejected or refused by it shall be deemed for all purposes of this Promissory Note to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service. Any notice given by an attorney on behalf of a party or a party shall be effective for all purposes.

10. GOVERNING LAW. This Promissory Note shall be governed, interpreted, and enforceable in accordance with the laws of the State of New Jersey without regard to conflicts of law principles. The invalidity, illegality or unenforceability of any provision of this Promissory Note shall not affect or impair the validity, legality or enforceability of the remainder of this Promissory Note, and to this end, the provisions of this Promissory Note are declared to be severable.

11. ACTIONS INVOLVING THIS PROMISSORY NOTE. If this Promissory Note is referred to any attorney for collection, the Maker agrees to pay all costs of collection, including court costs and reasonable attorneys' fees. THE MAKER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS PROMISSORY NOTE, THE EMPLOYMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER.

12. JURISDICTION. The Maker hereby unconditionally and irrevocably agrees:

12.1   to be subject to the jurisdiction of the courts of the State of New Jersey and any federal courts sitting in New Jersey in connection with any action, suit or proceeding under or relating to, or to enforce any of the provisions of, this Promissory Note; and

12.2   to waive, to the extent permitted by law, any right to obtain a change in venue from any such court in any such action, suit or proceeding.

12.3   Service of process may be made by registered or certified mail, postage prepaid, to Maker's address set forth above, however, nothing in the paragraph shall affect Holder's right to serve the process in any manner permitted by paw, or limit Holder's right to bring proceedings against Maker in the Courts of any other jurisdiction.

12.4   The provisions of this Section shall not limit or otherwise affect the right of the Holder to institute and conduct an action in any other appropriate manner, jurisdiction or court.

13. MATERIAL ASPECTS OF THIS PROMISSORY NOTE.

13.1 THE MAKER ACKNOWLEDGES AND AGREES THAT SECTIONS 7 ("WAIVERS AND AMENDMENTS"), 11 ("ACTIONS INVOLVING THIS PROMISSORY NOTE") AND 12 ("JURISDICTION") ABOVE ARE SPECIFIC AND MATERIAL ASPECTS OF THIS PROMISSORY NOTE AND THAT THE HOLDER WOULD NOT EXTEND CREDIT TO THE MAKER IF THE WAIVERS SET FORTH IN SECTIONS 7, 11 AND 12 WERE NOT A PART OF THIS PROMISSORY NOTE.

14. MISCELLANEOUS.

14.1   Assignment. This Promissory Note shall inure to the benefit of and be binding upon the Maker and Holder and their respective heirs, legal representatives, successors and assigns. The Holder's interest in and rights under this Promissory Note are freely assignable, in whole or in part, by the Holder. The Maker shall not assign its rights and interest hereunder without the prior written consent of the Holder, and any attempt by any Maker to assign without the Holder's prior written consent is null and void. Any assignment shall not release the Maker from the Obligations.

14.2   Severability. If any provision of this Promissory Note shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note.

14.3   Plural; Captions. All references in this Promissory Note to Maker, person, document or other nouns of reference mean both the singular and the plural form, as the case may be. The subheadings contained in this Promissory Note are inserted for convenience only and shall not affect the meaning or interpretation of the Promissory Note.

(d) Promissory Note Binding On The Maker And Its Successors. All Obligations under this Promissory Note are the unconditional obligations of Maker and all who succeed to its rights and interests. Maker, by execution of, and the Holder, by acceptance of, this Promissory Note agree that each party is bound to all terms and provisions of this Promissory Note.

14.4   Entirety. This Promissory Note embodies the entire agreement between the parties and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

14.5   Business Purpose. Maker represents that the amount evidenced by this Promissory Note is being obtained for business purposes.

14.6   Rights Cumulative. The rights and remedies of Holder under this Promissory Note and the Agreement shall be cumulative and concurrent and at the sole discretion of Holder may be pursued singly, successively, or together and exercised as often as Holder shall desire. Time is of the essence under this Promissory Note. The failure of Holder to exercise any such right or remedy shall in no event be construed an a waiver of release thereof.
14.7   If any payment hereunder shall be specified to be made on a Saturday, Sunday or other day on which banks New Jersey are not authorized to be open for business, it shall be considered timely if made on the next succeeding day which is a business day, and no additional interest shall accrue for such delay.

14.8   Maker hereby releases Holder, its employees, Holders, officers, directors and members from any claims, known and unknown, concerning or relating to the Master Agreement or anything related thereto.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Maker has executed and delivered to the Holder this Promissory Note, as of the day and year first above written.

Maker: : Genesis Group Holdings, Inc.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	Corporate Secretary
Dated:	June 24, 2011

IN WITNESS WHEREOF, the Maker has executed and delivered to the Holder this Promissory Note, as of the day and year first above written.

Maker: : Genesis Group Holdings, Inc.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	Corporate Secretary
Dated:	June 24, 2011

IN WITNESS WHEREOF, the Maker has executed and delivered to the Holder this Promissory Note, as of the day and year first above written.

Maker: : Genesis Group Holdings, Inc.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	Corporate Secretary
Dated:	June 24, 2011

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this "Agreement") is entered into this day of June, 2011, by and among Tekmark Global Solutions, LLC ("Tekmark") MMDGenesis LLC ("MMD" and together with Tekmark, the "New Lenders") and UTA Capital LLC ("UTA" and, with the New Lenders, the "Lenders") and Genesis Group Holdings, Inc, and Digital Comm, Inc. (collectively, "Borrower").

RECITALS

WHEREAS, Tekmark and MMD have agreed to make certain financial accommodations to the Borrower, pursuant to the terms of that certain Master Agreement, dated as of June, 2011, among Borrower, MMD and Tekmark (the "Tekmark Loan Agreement").

WHEREAS, MMD and Digital Comm are entering into a Revolving Credit Agreement of even date herewith ("MMD Loan Agreement" and together with the Tekmark Loan Agreement, the "Loan Agreements") whereby MMD, assuming it determines in its sole discretion to do so, is providing funding to Digital Comm for certain expenses in accordance with the terms and conditions set out in said Loan Agreements.

WHEREAS, pursuant to the terms of the Loan Agreements, repayment of the Borrower's obligations to Tekmark and MMD thereunder are to be secured, inter alia, by a priority lien on and security interest senior to UTA in those accounts and the proceeds thereof which are (i) purchase orders or customer receivables of Borrower either financed by Tekmark or generated from contract work performed by Tekmark (collectively, "TF Accounts"), or (ii) substitute financing by MMD for Tekmark's previously financed purchase orders or customer receivables of Borrower (the "MMD Accounts") and a second priority lien on and a security interest in all other present and future accounts, inventory, equipment, chattel paper, documents, instruments, general intangibles, investment property, letters of credit rights, deposit accounts and the proceeds thereof (all as defined in the Uniform Commercial Code (the "UCC")) of Borrower all as set forth in that certain Security Agreement dated the date hereof between Tekmark and Borrower and that certain Security Agreement between MMD and Borrower dated the date hereof.

WHEREAS, the rights as between Tekmark and MMD to the New Lender Primary Collateral and New Lender Secondary Collateral (each as hereinafter defined) are set forth herein.

WHEREAS, in accordance with the Credit Agreement, Digital Comm has executed a Convertible Revolving Promissory Note, a copy of which is attached hereto (the "MMD Promissory Note", and together with the Tekmark Promissory Note, the "Promissory Notes"), evidencing that Digital Comm owes MMD an amount up to One Million Dollars ($1,000,000.00) (the "MMD Amount Due", and together with the Tekmark Amount Due, the "Amount Due").

WHEREAS, UTA previously provided and continues to provide certain financial accommodations to the Borrower pursuant to the terms of that certain Note and Warrant Purchase Agreement and Company Pledge and Security Agreement each dated as of August 6, 2011 (collectively, the "UTA Loan Agreement").

WHEREAS, pursuant to the terms of the UTA Loan Agreement, repayment of Borrower's obligations under the UTA Loan Agreement are secured, inter  alia, by a first priority lien on and security interest in all present and future accounts, inventory, equipment, chattel paper, documents, instruments, general intangibles, investment property, letters of credit rights, deposit accounts and the proceeds thereof of the Borrower.

WHEREAS, in order to induce Tekmark and MMD to provide the financial accommodation described above, UTA has agreed to subordinate its first priority lien on and security interest in and to the TF Accounts and the MMD Accounts (and no other Accounts or other assets of Borrower) to the lien and security interest therein of Tekmark and MMD;

WHEREAS, the Lenders have agreed to execute this Agreement in order to set forth the priorities and agreements among the Lenders.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.         Definitions. When used herein, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined):

"Accounts", "Chattel Paper", "Documents", "Equipment", "Fixtures", "General Intangibles", "Instruments", "Inventory" "Letters of Credit", "Letters of Credit Rights", "Deposit Accounts" and "Investment Property" shall have the meanings assigned to them under the UCC.

"Collateral" shall mean, collectively, the Tekmark Primary Collateral, the UTA Primary Collateral, the Tekmark Secondary Collateral, and the UTA Secondary Collateral.

"Debt Instruments" shall mean, collectively, the Tekmark Loan Instruments, MMD Loan Instruments and the UTA Loan Instruments.

"Lenders" shall mean, collectively, Tekmark, MMD and UTA.

"MMD Debt Default" shall mean the occurrence and continuation of any event of default pursuant to the MMD Loan Instruments.

"MMD Loan Instruments" shall mean all of the instruments executed by and between Borrower and MMD in connection with the transactions contemplated by the Loan Agreements.

"MMD Obligations" shall mean the obligations owed by Borrower to MMD pursuant to the MMD Loan Instruments.

"MMD Primary Collateral" shall mean, collectively, the MMD Accounts of Borrower and the proceeds thereof. For purposes of this Agreement, all MMD Primary Collateral shall be UTA Secondary Collateral.

"MMD Secondary Collateral" shall mean (a) all of the Accounts of Borrower other than the MMD Accounts, (b) Inventory, Equipment Chattel Paper, Documents, Instruments, General Intangibles, Investment Property, Letters of Credit, Letters-of-Credit Rights, Deposit Accounts of Borrower, and (c) the proceeds thereof. For purposes of this Agreement, all MMD Secondary Collateral shall be UTA Primary Collateral.

"New Lender Debt Default" shall mean the occurrence and continuation of any event of default pursuant to the New Lender Loan Instruments.

"New Lender Loan Instruments" shall mean all of the instruments executed by and between or among Borrower and New Lenders in connection with the transactions contemplated by the Loan Agreements.

"New Lender Obligations" shall mean the obligations owed by Borrower to either of the New Lenders pursuant to the New Lender Loan Instruments.

"New Lender Primary Collateral" shall mean, collectively, the TF Accounts and the MMD Accounts of Borrower and the proceeds thereof. For purposes of this Agreement, all New Lender Primary Collateral shall be UTA Secondary Collateral.

"New Lender Secondary Collateral" shall mean (a) all of the Accounts of Borrower other than the MMD Accounts and TF Accounts, (b) Inventory, Equipment Chattel Paper, Documents, Instruments, General Intangibles, Investment Property, Letters of Credit, Letters-of-Credit Rights, Deposit Accounts of Borrower, and (c) the proceeds thereof. For purposes of this Agreement, all New Lender Secondary Collateral shall be UTA Primary Collateral.

"Tekmark Debt Default" shall mean the occurrence and continuation of any event of default pursuant to the Tekmark Loan Instruments.

"Telemark Loan Instruments" shall mean all of the instruments executed by and among Borrower and Tekmark in connection with the transactions contemplated by the Tekmark Loan Agreement.

"Tekmark Obligations" shall mean the obligations owed by Borrower to Tekmark pursuant to the Tekmark Loan Instruments.

"Tekmark Primary Collateral" shall mean, collectively, the TF Accounts of Borrower and the proceeds thereof. For purposes of this Agreement, all Tekmark Primary Collateral shall be UTA Secondary Collateral.

"Telemark Secondary Collateral" shall mean (a) all of the Accounts of Borrower other than the TF Accounts, (b) Inventory, Equipment Chattel Paper, Documents, Instruments, General Intangibles, Investment Property, Letters of Credit, Letters-of-Credit Rights, Deposit Accounts of Borrower, and (c) the proceeds thereof. For purposes of this Agreement, all Tekmark Secondary Collateral shall be UTA Primary Collateral.

"UTA Debt Default" shall mean the occurrence and continuation of any event of default pursuant to the UTA Loan Instruments.

"UTA Loan Instruments" shall mean all of the instruments executed by and between Borrower and UTA in connection with the transactions contemplated by the UTA Loan Agreement.

"UTA Obligations" shall mean the obligations owed by Borrower to UTA pursuant to the UTA Loan Instruments.

"UTA Primary Collateral" shall mean, collectively, (a) all of the Accounts of Borrower other than the TF Accounts, (b) Inventory, Equipment Chattel Paper, Documents, Instruments, General Intangibles, Investment Property, Letters of Credit, Letters-of-Credit Rights, Deposit Accounts of Borrower, and (c) the proceeds thereof. For purposes of this Agreement, all UTA Primary Collateral shall be New Lender Secondary Collateral.

"UTA Secondary Collateral" shall mean all of the TF Accounts and MMD Accounts, and the proceeds thereof. For purposes of this Agreement, all UTA Secondary Collateral shall be New Lender Primary Collateral.

"Obligations" shall mean, collectively, the New Lender Obligations and the UTA Obligations.

"Proceedings" shall mean any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors, or any other proceeding for the liquidation, dissolution or other winding up of Borrower or of any portion of the property of Borrower.

"UCC" shall mean the Uniform Commercial Code as adopted in the State of Florida.

2.          Consent of Lenders. Each of the Lenders hereby consents to the execution and delivery by the Borrower of the Debt Instruments to which each is a party, and the payment and performance by Borrower of its Obligations thereunder, respectively.

3.          Priority of Liens.Notwithstanding the date, manner or order of perfection or attachment of the security interests and liens granted by Borrower to the Lenders or the priority provisions of the UCC or any other applicable law:

a. New Lenders shall each have a priority security interest senior to UTA in and lien upon the New Lender Primary Collateral, and

b. As between the New Lenders:

i. Tekmark shall have a first priority security interest in and lien upon the Tekmark Primary Collateral and a second priority security interest in and lien upon the MMD Primary Collateral (including, without limitation, the right to go upon the premises of Borrower in order to collect and take possession of such Tekmark Primary Collateral in accordance, with the provisions of the Tekmark Loan Instruments), and

ii. MMD shall have a first priority security interest in and lien upon the MMD Primary Collateral and a second priority security interest in and lien upon the Tekmark Primary Collateral (including, without limitation, the right to go upon the premises of Borrower in order to collect and take possession of such MMD Primary Collateral in accordance, with the provisions of the MMD Loan Instruments), and

c. UTA shall have a third priority security interest in the New Lender Primary Collateral.

Notwithstanding the date, manner or order of perfection or attachment of the security interests and liens granted by Borrower to the Lenders or the priority provisions of the UCC or any other applicable law:

a. UTA shall have a first priority security interest in and lien upon the UTA Primary Collateral (including, without limitation, the right to go upon the premises of Borrower in order to collect and take possession of such UTA Primary Collateral in accordance, with the provisions of the UTA Loan Instruments), and

b. Tekmark and MMD shall each have a second priority security interest in the UTA Primary Collateral which shall be in pari passe with each other, ranking equally and in proportion to the outstanding amount owing to each of the New Lenders from Borrower.

4.          Lien Enforcement Actions.

(a)Standstill Periods.

(i) UTA Standstill Period. In consideration of the provision of financial accommodations as evidenced by the Tekmark Loan Instruments and the MMD Loan Instruments, UTA hereby agrees that, prior to the payment in full of the Tekmark Obligations and the MMD Obligations, upon the occurrence of an UTA Debt Default, UTA (a) shall provide written notice thereof to Tekmark and MMD, and (b) for a period of 180 days after the date of such notice (the "UTA Standstill Period"), shall not exercise any right to or remedy in respect of such UTA Debt Default or, except with the express written consent of Tekmark and MMD, take or receive from or on behalf of the Borrower, directly or indirectly, in cash or other property, by set off or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise) any UTA Primary Collateral or UTA Secondary Collateral or other property of the Borrower. Without limiting the generality of the foregoing, during the UTA Standstill Period, UTA shall not (x) take any action of any kind, exercise any rights or initiate any proceeding of any kind, whether privately or judicially, including without limitation, to foreclose upon the Collateral or enforce its liens thereon or commence, or (y) commence any enforcement, collection, execution, levy or foreclosure proceeding with respect to the UTA Primary Collateral or UTA Secondary Collateral or other property of the Borrower or otherwise under or relating to the UTA Loan Instruments. The sole right of UTA with respect to the UTA Primary Collateral or UTA Secondary Collateral or other property of the Borrower during the UTA Standstill Period shall be to hold a first priority lien on the UTA Primary Collateral and a second lien on the UTA Secondary Collateral. Any proceeds of the UTA Primary Collateral or UTA Secondary Collateral or other property of the Borrower received by UTA and any other cash or other property received by UTA in contravention of this Agreement shall be segregated and held in trust and paid over to Tekmark or MMD for the benefit of Tekrnark or MMD in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

(ii ) New Lender Standstill Period. In consideration of the provision of financial accommodations as evidenced by the UTA Loan Instruments, each of the New Lenders hereby agrees that, prior to the payment in full of the UTA Obligations, upon the occurrence of a New Lender Debt Default, the affected New Lender (a) shall provide written notice thereof to UTA, and (b) for a period of 180 days after the date of such notice (the "New Lender Standstill Period"), shall not exercise any right to or remedy in respect of such New Lender Debt Default or, except with the express written consent of UTA, take or receive from or on behalf of the Borrower, directly or indirectly, in cash or other property, by set off or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise) any New Lender Primary Collateral or New Lender Secondary Collateral or other property of the Borrower. Without limiting the generality of the foregoing, during the New Lender Standstill Period, neither New Lender shall (x) take any action of any kind, exercise any rights or initiate any proceeding of any kind, whether privately or judicially, including without limitation, to foreclose upon the Collateral or enforce its liens thereon or commence, or (y) commence any enforcement, collection, execution, levy or foreclosure proceeding with respect to the New Lender Primary Collateral or New Lender Secondary Collateral or other property of the Borrower or otherwise under or relating to the New Lender Loan Instruments. The sole right of the New Lenders with respect to the New Lender Primary Collateral or New Lender Secondary Collateral or other property of the Borrower during the New Lender Standstill Period shall be to hold a first priority lien on the New Lender Primary Collateral and a second lien on the New Lender Secondary Collateral. Any proceeds of the New Lender Primary Collateral or New Lender Secondary Collateral or other property of the Borrower received by either New Lender and any other cash or other property received by either New Lender in contravention of this Agreement shall be segregated and held in trust and paid over to UTA for the benefit of UTA in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

(iii) Notwithstanding anything herein to the contrary, the parties hereby acknowledge and agree that:

a. The account debtors under the New Lender Primary Collateral have been authorized and directed to pay any and all amounts due with respect thereto into a lockbox controlled by Tekmark and that Tekmark shall be permitted and shall have the right, at all times, whether during the New Lender Standstill Period or otherwise, to receive any and all proceeds of the New Lender Primary Collateral into such lockbox, in the ordinary course of business, and to apply the proceeds thereof to repayment of amounts outstanding under the New Lender Loan Instruments as and to the extent provided thereunder. Tekmark covenants and agrees that it shall at any and all times immediately pay over to MMD any proceeds from the MMD Primary Collateral paid into the lockbox.

b. The account debtors under the UTA Primary Collateral have been authorized and directed to pay any and all amounts due with respect thereto into a lockbox controlled by UTA, and that UTA shall be permitted and shall have the right, at all times, whether during the UTA Standstill Period or otherwise, to receive any and all proceeds of the UTA Primary Collateral into such lockbox, in the ordinary course of business, and to apply the proceeds thereof to repayment of amounts outstanding under the UTA Loan Instruments as and to the extent provided thereunder

(b) Notices to other Creditor.

(i) Each Lender shall give written notice to the other Lenders of a failure by the Borrower to pay the applicable Obligations owed by Borrower to such Lender pursuant to the applicable Debt Instruments; provided, however, that the failure to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement and shall not affect the rights of the parties hereunder in any way whatsoever.

(ii) Simultaneously with the commencement by either Lender of any action to enforce its liens and security interests in any of the Collateral, such Lender shall send to the other Lender written notice of its commencement of such action; provided, however, that the failure to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement and shall not affect the rights of the parties hereunder in any way whatsoever.

5.          Amendments. So long as any Obligations remain unperformed and/or unpaid, each party hereto agrees that it will not amend, modify or supplement any of the Debt Instruments to which it is a party or agree to any amendment, modification or supplement thereof if, as a result of such amendment, modification or supplement (i) the installment payments of principal or the rate of interest payable pursuant to any Debt Instrument would be increased, (ii) the term of any Debt Instrument would be shortened, or (iii) additional events of default would be created under any Debt Instrument or any additional obligation would be imposed on Borrower, the failure to comply with which would cause an event of default under such Debt Instrument.

6.          Knowledge of Certain Loan Instruments; Agreement to Remit Misdirected Payments.

(a) Each of Tekmark and MMD acknowledges that it has received and read a copy of the Second Loan Extension and Modification Agreement dated as of the date hereof between Borrower and UTA, and UTA acknowledges that it has received and read a copy of the Loan Agreements.

(b) Each of Tekmark and MMD agrees that it will promptly remit to UTA any proceeds of UTA Primary Collateral, including customer payments that are not from TF Accounts or MMD Accounts, that Tekmark and MMD or their agents or representatives receive., and UTA agrees that it will promptly remit (i) to Tekmark any proceeds of TF Accounts and (ii) to MMD any proceeds of MMD Accounts that UTA or its agents or representatives receive.

7.          Continued Effectiveness of this Agreement. The terms of this Agreement and the rights and obligations of the Lenders arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment, modification or termination of or supplement to any Debt Instrument; (b) the validity or enforceability of any Debt Instrument; (c) any exercise or nonexercise of any right, power or remedy under or in respect to any of the Obligations, or the Debt Instruments or arising at law; or (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect thereof, whether or not any of the parties hereto shall have consented.

8.          Miscellaneous.

(a)            Conflicts. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Debt Instruments, the provisions of this Agreement shall govern and be controlling.

(b)            Notices. Any notices required or permitted to be given hereunder shall be validly given if set forth in writing and delivered by telecopy, by hand or commercial messenger against receipt or mailed, either by overnight express carrier or by certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses as set forth on the signature page of this Agreement. Any notice hereunder shall be deemed given (i) on the day on which it is delivered by telecopy, by hand or such commercial messenger service; (ii) if sent by overnight express carrier, on the business day immediately after the day sent or, if such day is not a business day, on the next business day, or (iii) if sent by mail, on the earlier of actual receipt by the recipient or three (3) business days after the day deposited in the mail, postage prepaid. Any party hereto may designate any other address to which any notices shall be given notice duly given hereunder; provided, however, that any such notice of other address shall be deemed to have been given hereunder only when actually received by the party to which addressed.

(c)            Amendment of Agreement; Entire Agreement; Etc. This Agreement may be amended or modified by written instrument only, signed by each of the parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against which such waiver is sought to be enforced. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be signed in one or more counterparts which, when taken together, shall constitute one and the same document.

(d)            Transfer of Obligations; Execution of Identical Agreement. Prior to the consummation of any sale, assignment, disposition or other transfer of any of the Obligations, the transferor of such Obligations as a condition precedent to the rights of any transferee to succeed to such transferor's position, shall cause such transferee to execute and deliver to the other parties to this Agreement an agreement (substantially identical to this Agreement or otherwise in form and substance satisfactory to such parties) providing for the continued effectiveness of all of the rights of such other parties under this Agreement.

(e)            Termination; Effect. This Agreement shall terminate upon payment in full of the Obligations owing to each Lender, provided that all commitments on the part of such Lender to make further loans to Borrower have been terminated.

(f)              Benefited Parties. This Agreement is for the sole benefit of the Lenders (and their successors and assigns) and there are no other parties (including the Borrower) who are intended to be benefited, in, any way whatsoever, by this Agreement.

[continued on next page]

This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

UTA CAPITAL LLC

By YZT Management LLC, its Managing Member

By:
Udi Toledano, its Managing Member
Address:	100 Executive Drive, Suite 330, West Orange, NJ 07052

TEKMARK GLOBAL SOLUTIONS LLC

By:	/s/ Charles K. Miller
its:	CFO

Address:	100 Metroplex Drive, Suite 102, Edison, NJ 08817

MMDGENESIS LLC

By:	/s/ Mark Munro
Mark Munro, its Manager

Address:	1100 First Avenue, Spring Lake, NJ 07762

GENESIS GROUP HOLDINGS, INC.

By:	/s/ Lawrence Sands
Lawrence Sands, Corporate Secretary

DIGITAL COMM, INC.

By:	/s/ Billy Caudell
Billy Caudell

This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

UTA CAPITAL LLC

By YZT Management LLC, its Managing Member

By:
Udi Toledano, its Managing Member
Address:	100 Executive Drive, Suite 330, West Orange, NJ 07052

TEKMARK GLOBAL SOLUTIONS LLC

By:	/s/ Charles K. Miller
its:	CFO

Address:	100 Metroplex Drive, Suite 102, Edison, NJ 08817

MMDGENESIS LLC

By:	/s/ Mark Munro
Mark Munro, its Manager

Address:	1100 First Avenue, Spring Lake, NJ 07762

GENESIS GROUP HOLDINGS, INC.

By:	/s/ Lawrence Sands
Lawrence Sands, Corporate Secretary

DIGITAL COMM, INC.

By:	/s/ Billy Caudell
Billy Caudell

This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

UTA CAPITAL LLC

By YZT Management LLC, its Managing Member

By:
Udi Toledano, its Managing Member
Address:	100 Executive Drive, Suite 330, West Orange, NJ 07052

TEKMARK GLOBAL SOLUTIONS LLC

By:	/s/ Charles K. Miller
its:	CFO

Address:	100 Metroplex Drive, Suite 102, Edison, NJ 08817

MMDGENESIS LLC

By:	/s/ Mark Munro
Mark Munro, its Manager

Address:	1100 First Avenue, Spring Lake, NJ 07762

GENESIS GROUP HOLDINGS, INC.

By:	/s/ Lawrence Sands
Lawrence Sands

DIGITAL COMM, INC.

By:	/s/ Billy Caudell
Billy Caudell